                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          ___________________________

                                    FORM T-1


                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

             Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2) _____
                            ________________________

                                 CITIBANK, N.A.
              (Exact name of trustee as specified in its charter)


                                                     13-5266470
                                                     (I.R.S. employer
                                                     identification no.)

              399 Park Avenue, New York, New York       10043
              (Address of principal executive office)   (Zip Code)


                     _____________________________________

                       MICHIGAN CONSOLIDATED GAS COMPANY
              (Exact name of obligor as specified in its charter)


        Michigan                                  38-0478040
        (State or other jurisdiction of           (I.R.S. employer
        incorporation or organization)            identification no.)

        500 Griswold Street
        Detroit, MI                               48226
        (Address of Principal Executive Offices)  (Zip Code)


                             ______________________

                              First Mortgage Bonds
                      (Title of the indenture securities)

Item 1.  General Information.

           Furnish the following information as to the trustee:


      (a) Name and address of each examining or supervising authority to which it is subject.

           Comptroller of the Currency, Washington, D.C.

           Federal Reserve Bank of New York, New York, NY
           33 Liberty Street, New York, NY

           Federal Deposit Insurance Corporation, Washington, D.C.

      (b)  Whether it is authorized to exercise corporate trust powers.

           Yes.



Item 2.Affiliations with Obligor.

           If the obligor is an affiliate of the trustee, describe each such affiliation

                          None.

Item 16.   List of Exhibits.

           List below all exhibits filed as a part of this Statement of Eligibility.

           Exhibits identified in parentheses below, on file with the Commission, are incorprated herein by reference as exhibits hereto.

           Exhibit 1 - Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 2-79983)

           Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577)

           Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

           Exhibit 4 - Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988)

           Exhibit 5 - Not applicable.

             Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

             Exhibit 7 -Copy of the latest Report of Condition of Citibank, N.A. (as of June 30, 1996 - attached)

             Exhibit 8 - Not applicable.

             Exhibit 9 - Not applicable.


                             _____________________

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 4th day of November, 1996.


                                             CITIBANK, N.A.


                                             By /s/Wafaa Orfy
                                               ---------------------------
                                                Senior Trust Officer

                              Charter No. 1461
                         Comptroller of the Currency
                            Northeastern District
                             REPORT OF CONDITION
                                CONSOLIDATING
                            DOMESTIC AND FOREIGN
                               SUBSIDIARIES OF
                               CITIBANK, N.A.

OF NEW YORK IN THE STATE OF NEW YORK, AT THE CLOSE OF BUSINESS ON JUNE 30, 1996, PUBLISHED IN RESPONSE TO CALL MADE BY COMPTROLLER OF THE CURRENCY, UNDER TITLE 12, UNITED STATES CODE, SECTION 161. CHARTER NUMBER 1461 COMPTROLLER OF THE CURRENCY NORTHEASTERN DISTRICT.

                                     ASSETS

                                                    THOUSANDS
                                                    OF DOLLARS
               Cash and balances due from de-
               pository institutions:
                Noninterest-bearing balances
                and currency and coin              $  7,503,000
               Interest-bearing balances             11,133,000
               Held-to-maturity securities                    0
               Available-for-sale securities         19,790,000
               Federal funds sold and securities
                purchased under agreements to
                resell in domestic offices of the
                bank and of its Edge and Agree-
                ment subsidiaries, and in IBFs:
                Federal funds sold                   3,275,000
                Securities purchased under
                agreements to resell                   289,000
               Loans and lease financing receiv-
                ables:
                Loans and Leases, net of un-
                 earned income     $148,323,000
                 LESS: Allowance for loan
                 and lease losses     4,426,000
                 LESS: Allocated transfer
                 risk reserve                 0
                                      ---------
              Loans and leases, net of un-
                 earned income, allowance,
                 and reserve                       143,897,000
               Trading assets                       25,876,000
               Premises and fixed assets (includ-
                 ing capitalized leases)             3,477,000
               Other real estate owned                 757,000
               Investments in unconsolidated
                 subsidiaries and associated com-
                 panies                              1,165,000
               Customers' liability to this bank
                 on acceptances outstanding          1,981,000
               Intangible assets                        59,000
               Other assets                          7,733,000
                                                  ------------
               TOTAL ASSETS                       $226,935,000
                                                  ============

                          LIABILITIES
               Deposits:
                 In domestic offices              $ 34,406,000
                 Noninterest-
                  bearing   $ 11,994,000
                  Interest-
                  bearing     22,412,000
                            ------------
               In foreign offices, Edge and
                 A subsidiaries, and
                 IBFs                              128,771,000
                 Noninterest-
                  bearing      8,568,000
                 Interest-
                  bearing    120,203,000
                            ------------
               Federal funds purchased and se-
                 curities sold under agreements
                 to repurchase in domestic offices
                 of the bank and of its Edge and
                Agreement subsidiaries, and in
                IBFs:
                Federal funds purchased              1,687,000
                Securities sold under agree-
                ments to repurchase                    458,000
                Demand notes issued to
                the U.S. Treasury                            0
               Trading liabilities                  16,538,000
               Other borrowed money:
                With a remaining maturity of one
                year or less                         9,864,000
                With a remaining maturity of more
                than one year                        4,695,000
               Mortgage indebtedness and obli-
                gations under capitalized leases       138,000
               Bank's liability on acceptances ex-
                ecuted and outstanding               2,033,000
               Subordinated notes and
               debentures                            4,700,000
               Other liabilities                     8,230,000
                                                  ------------
               TOTAL LIABILITIES                  $211,520,000
                                                  ============
             Limited-life preferred stock
               and related surplus                           0
                          EQUITY CAPITAL
             Perpetual preferred stock
               and related surplus                           0
             Common stock                         $    751,000
             Surplus                                 6,863,000
             Undivided profits and capital re-
               serves                                8,036,000
             Net unrealized holding gains (losses)
               on available-for-sale securities        343,000
             Cumulative foreign currency
               translation adjustments                (578,000)
                                                  ------------
             TOTAL EQUITY CAPITAL                 $ 15,415,000
                                                  ------------
             TOTAL LIABILITIES, LIMITED-
               LIFE PREFERRED STOCK, AND
               EQUITY CAPITAL                     $226,935,000
                                                  ============

             I, Roger W. Trupin, Controller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
                                            ROGER W. TRUPIN
             We, the undersigned directors, attest to the correctness of this Report of Condition.
             We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.
                                            PAUL J. COLLINS
                                               JOHN S. REED
                                          WILLIAM R. RHODES
                                                  DIRECTORS

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          ___________________________

                                    FORM T-2

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF AN
                    INDIVIDUAL DESIGNATED TO ACT AS TRUSTEE

            Check if an application to determine eligibility of a trustee pursuant to Section 305(b) (2)


                  ROBERT T. KIRCHNER        ###-##-####
                  (Name of Trustee)   (Social Security Number)


                   120 Wall Street, New York, New York  10043
                 (Business Address: Street, City and Zip Code)
                               __________________

                       MICHIGAN CONSOLIDATED GAS COMPANY
              (Exact name of obligor as specified in its charter)



               MICHIGAN                           38-0478040
        (State or other jurisdiction of           (I.R.S. employee
        incorporation or organization)            identification no.)

        500 Griswold Street
        Detroit, MI                               48226
        (Address of principal executive offices)  (Zip Code)


                              FIRST MORTAGE BONDS
                      (Title of the indenture securities)

1. Affiliations with obligor and underwriters.
     If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.
     None.

2. Trusteeships under other indentures.
        If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, file a copy of each such indenture as an exhibit and furnish the following information.

      (a)  Title of the securities outstanding under each other indenture.

      None.-The Trustee is one of the Trustees under the obligor's Indenture of Mortgage and Deed of Trust dated as of March 1, 1944, as supplemented. The securities, proposed to be offered, will be issued under said Mortgage Indenture, as supplemented by a Thirty-Fourth Supplemental Indenture, dated as of November 1, 1996, which has been qualified under the Trust Indenture Act of 1939.

     (b) A brief statement of the facts relied upon by the trustee as a basis for the claim that no conflicting interest within the meaning of section 310(b)(1) of the Act arises as a result of the trusteeship under such other indenture, including a statement whether the indenture securities will rank equally with the securities issued under such other indentures.

   Inapplicable.

3. Certain relationships between trustee and the obligor or an underwriter.

        If the trustee is a director, officer, partner, employee, appointee or representative of the obligor or of any underwriter for the obligor, state the nature of each such connection.

        None.

4. Securities of the obligor owned or held by the trustee.

        Furnish the following information as to securities of the obligor owned beneficially by the trustee or held by the trustee as collateral for obligations in default:

                             As of November 1, 1996

Col. A          Col. B                Col. C                Col. D
                Whether the           Amount owned          Percent of Class
                securities are        beneficially or       represented by
                voting or nonvoting   held as collateral    amount given in
                securities            security for          Col. C
Title of Class                        obligations in
                                      default

None.

5.   Securities of underwriters owned or held by the trustee.

        If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee.

                             As of November 1, 1996

     Col. A              Col. B            Col. C                Col. D
                                        Amount owned          Percent of voting
                                        beneficially or       securities
                                        held as collateral    represented by
                                        security for          amount given in
Name of Issuer and                      obligations in        Col. C
Title of Class      Amount Outstanding  default

None.

6. Holdings by the trustee of voting securities of certain affiliates or principal holders of voting securities of the obligor.

        If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10% or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person.

                             As of November 1, 1996

     Col. A              Col. B            Col. C                Col. D
                                        Amount owned          Percent of voting
                                        beneficially or       securities
                                        held as collateral    represented by
                                        security for          amount given in
Name of Issuer and                      obligations in        Col. C
Title of Class      Amount Outstanding  default

None.

7. Holdings by the trustee of any securities of a person owning 50 per cent or more of the voting securities of the obligor.

        If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50% or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of whom are so owned or held by the trustee.

                             As of November 1, 1996

    Col. A              Col. B              Col. C                Col. D
                                        Amount owned          Percent of voting
                                        beneficially or       securities
                                        held as collateral    represented by
                                        security for          amount given in
Name of Issuer and                      obligations in        Col. C
Title of Class      Amount Outstanding  default

None.

8.   List of exhibits.
        List below all exhibits filed as a part of this statement of eligibility and qualification.
        None.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, I, Robert
T. Kirchner, have signed this statement of eligibility and qualification in the city of New York and State of New York, on the 4th day of November, 1996.


                                     By /s/Robert T. Kirchner, Trustee
                                        --------------------------------------
                                        (Robert T. Kirchner, Trustee)